UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2016

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 24, 2016, CytoDyn Inc. (the “Company”) filed with the Secretary of State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation (the “Certificate of Incorporation”), increasing the number of authorized shares of common stock of the Company from 250,000,000 to 350,000,000 shares. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s shareholders approved the Certificate of Amendment at an annual meeting of the shareholders on August 24, 2016 (the “Annual Meeting”), as more specifically described under Item 5.07 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 20, 2016.

Proposal No. 1 – Election of seven directors. The stockholders elected seven directors, each for a one-year term:

Nominee	Shares Voted For	Shares Withheld	Broker Non- Votes
Nader Z. Pourhassan, Ph.D.	63,200,530	4,199,738	17,235,067
Denis R. Burger, Ph.D.	63,788,462	3,611,806	17,235,067
Anthony D. Caracciolo	63,414,946	3,985,322	17,235,067
Carl C. Dockery	63,533,853	3,866,415	17,235,067
Gregory A. Gould	63,406,946	3,993,322	17,235,067
A. Bruce Montgomery, M.D.	63,562,945	3,837,323	17,235,067
Jordan G. Naydenov	63,461,853	3,938,415	17,235,067

Proposal No. 2 – Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares. The stockholders approved a proposal to amend the Certificate of Incorporation to increase the total number of authorized shares of common stock of the Company from 250,000,000 to 350,000,000 by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
71,888,688	12,476,859	269,788	0

Proposal No. 3 – Approval of Reverse Stock Split. The stockholders approved a proposal to effect a reverse stock split at a ratio of any whole number between one-for-two and one-for-eight, as determined by the board of directors, at any time before August 24, 2017, if and as determined by the Company’s board of directors.

For	Against	Abstained	Broker Non-Vote
68,419,004	15,599,929	616,402	0

Proposal No. 4 – Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders approved to select Warren Averett, LLC as the Company’s independent registered public accounting firm to examine the financial statements of the Company for the fiscal year ending May 31, 2017.

For	Against	Abstained	Broker Non-Vote
82,976,003	1,514,911	144,421	0

Proposal No. 5 – Advisory Vote on Executive Compensation. The stockholders approved the compensation paid to the Company’s executive officers.

For	Against	Abstained	Broker Non-Vote
51,389,460	9,640,022	6,370,786	17,235,067

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

August 24, 2016	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc.